UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2010

Health Management Associates, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11141	61-0963645
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5811 Pelican Bay Boulevard, Suite 500, Naples, Florida	34108-2710
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 598-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 18, 2010, the stockholders of Health Management Associates, Inc. (the “Company”) voted on the matters described below.

1.	The Company’s stockholders elected nine directors, which constitute the Company’s entire Board of Directors. The number of shares that: (i) voted for the election of each director; (ii) withheld authority to vote for each director; and (iii) represent broker non-votes with respect to each director is summarized in the table below.

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes*

William J. Schoen	195,431,690	3,958,547	15,503,226
Gary D. Newsome	195,705,658	3,684,579	15,503,226
Kent P. Dauten	193,833,766	5,556,471	15,503,226
Donald E. Kiernan	198,183,740	1,206,497	15,503,226
Robert A. Knox	193,955,719	5,434,518	15,503,226
William E. Mayberry, M.D.	195,404,276	3,985,961	15,503,226
Vicki A. O’Meara	198,315,062	1,075,175	15,503,226
William C. Steere, Jr.	194,253,550	5,136,687	15,503,226
Randolph W. Westerfield, Ph.D.	198,270,625	1,119,612	15,503,226

2.	The Company’s stockholders approved Amendment No. 2 to the Health Management Associates, Inc. Amended and Restated 1996 Executive Incentive Compensation Plan (the “Amendment”). The Amendment expands the class of eligible plan participants to include non-employee members of the Company’s Board of Directors. The number of shares that voted for, against and abstained from voting on the proposal to approve the Amendment, as well as the number of shares representing broker non-votes with respect to such proposal, is summarized in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes*

178,121,350	21,214,855	54,032	15,503,226

3.	The Company’s stockholders ratified the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010. The number of shares that voted for, against and abstained from voting for the ratification of the selection of Ernst & Young LLP is summarized in the table below.

Votes For	Votes Against	Abstentions

214,059,697	786,852	46,914

*	Broker non-votes represent shares held by broker nominees for beneficial owners that were not voted with respect to a non-routine proposal because the broker nominee did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. If a broker does not receive voting instructions from the beneficial owner, a broker may vote on routine matters but may not vote on non-routine matters. Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for the purpose of determining the number of shares entitled to vote on non-routine matters such as an election of directors and the proposal to approve the Amendment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH MANAGEMENT ASSOCIATES, INC.

Date: May 21, 2010	By:	/S/ ROBERT E. FARNHAM
Robert E. Farnham
Senior Vice President-Finance